Taxes on Income (Details) - Schedule of reconciliation of taxes on profit loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Schedule Of Reconciliation Of Taxes On Profit Loss Abstract
Gain before taxes on income	$ 18,565
Statutory tax rate	23.00%
Tax calculated using the statutory tax rate	$ 4,270
Taxable income with preferred income tax rates by virtue of the Encouragement Law	(3,082)
Tax exempt income, income subject to special tax rates and nondeductible expenses and other	(303)
Difference between measurement basis of income/expenses for tax purposes and measurement basis of income/expenses for financial reporting purposes	441
Increase in unrecognized tax losses in the year
Prior year taxes
Other	99
Tax on income	$ 1,425
Effective tax rate	7.70%